Exhibit 10.60

WILLIS ENGINE SECURITIZATION TRUST,

as issuer of Series 2007-B2 Notes,

and

WILLIS LEASE FINANCE CORPORATION,
as Administrative Agent,

and

THE PERSONS LISTED ON THE SIGNATURE PAGE HEREOF,

as the initial Series 2007-B2 Holders

SERIES 2007-B2 NOTE PURCHASE AND LOAN AGREEMENT

Dated as of December 13, 2007

SERIES 2007-B2 NOTES

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS

Section 1.01.	Definitions	3

Section 1.02.	Rules of Construction	6

ARTICLE II

PURCHASE AND SALE

Section 2.01.	Sale and Delivery of Series 2007-B2 Notes	6

Section 2.02.	Funding of Series 2007-B2 Loans	6

Section 2.03.	Decrease in Maximum Commitments	8

ARTICLE III

CONDITIONS PRECEDENT TO OBLIGATIONS OF SERIES 2007-B2 HOLDERS

Section 3.01.	Conditions Precedent to Obligations of Initial Series 2007-B2 Holders to Purchase Series 2007-B2 Notes	8

Section 3.02. Conditions Precedent to Obligations of Series 2007-B2 Holders to Make Series 2007-B2 Loans on and after Effective Date		12

Section 3.03.	Conditions Precedent to Acquisition of Additional Engines	14

Section 3.04.	Conditions Precedent to Funding of Discretionary Engine Modification	14

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF WEST AND ADMINISTRATIVE AGENT

Section 4.01.	Representations and Warranties of WEST	15

Section 4.02.	Representations and Warranties of Administrative Agent	19

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SERIES 2007-B2 HOLDERS

Section 5.01.	Execution, Delivery, Binding Obligation	20

Section 5.02.	Securities Act	20

ARTICLE VI

CERTAIN COVENANTS OF PARTIES

Section 6.01.	Securities Act	22

Section 6.02.	Legal Conditions to Closing	22

Section 6.03.	Expenses and Fees	22

Section 6.04.	Further Assurances	22

ARTICLE VII

INDEMNIFICATION

Section 7.01.	Indemnification by WEST	22

Section 7.02.	Indemnification by Administrative Agent	23

Section 7.03.	Procedure	23

Section 7.04.	Defense of Claims	23

ARTICLE VIII

MISCELLANEOUS

Section 8.01.	Amendments	24

Section 8.02.	Notices	24

Section 8.03.	No Waiver; Remedies	25

Section 8.04.	Binding Effect; Assignability; Continuing Obligation	25

Section 8.05.	GOVERNING LAW; JURISDICTION	25

Section 8.06.	No Proceedings	26

Section 8.07.	Execution in Counterparts	26

Section 8.08.	Limited Recourse	26

Section 8.09.	Survival	26

Section 8.10.	Appointment of Agent for Service of Process	26

Section 8.11.	Table of Contents; Headings.	26

SCHEDULES

SCHEDULE 1	Addresses of Series 2007-B2 Holders
SCHEDULE 2	Maximum Commitments of Series 2007-B2 Holders
SCHEDULE 3	Written Materials

EXHIBITS

EXHIBIT A	Form of Funding Request
EXHIBIT B	Form of Funding Date Controlling Trustee Certificate
EXHIBIT C	Form of Funding Date Administrative Agent Certificate

This SERIES 2007-B2 NOTE PURCHASE AND LOAN AGREEMENT (this “Agreement”), dated as of December 13, 2007, is made among WILLIS ENGINE SECURITIZATION TRUST, a Delaware statutory trust (“WEST”), WILLIS LEASE FINANCE CORPORATION, a Delaware corporation, as Administrative Agent (the “Administrative Agent”), and the Persons named on the signature page hereof as initial Series 2007-B2 Holders, together with any Person that becomes a Series 2007-B2 Holder in accordance with the terms hereof (the “Series 2007-B2 Holders”).

PREAMBLE

WHEREAS, WEST and Deutsche Bank Trust Company Americas, a New York banking corporation, as indenture trustee (“Indenture Trustee”), entered into the Indenture, dated as of August 9, 2005 (the “Original Indenture”), as thereafter supplemented by the Series 2005-A1 Supplement, the Series 2005-A2 Supplement, the Series 2005-B1 Supplement and the Series 2005-B2 Supplement and as amended and restated in its entirety by the Amended and Restated Indenture, dated as of December 13, 2007, between WEST and the Indenture Trustee (as supplemented by the Supplements, and as amended, supplemented or otherwise modified from time to time, the “Indenture”);

WHEREAS, the Series 2005-A1 Term Notes, Series 2005-A2 Warehouse Notes, Series 2005-B1 Term Notes and Series 2005-B2 Warehouse Notes were issued on August 9, 2005 pursuant to the Series 2005-A1 Supplement, the Series 2005-A2 Supplement, the Series 2005-B1 Supplement and the Series 2005-B2 Supplement, respectively;

WHEREAS, WEST and the Indenture Trustee have entered into the Series 2007-B2 Supplement to the Indenture, dated as of December 13, 2007 (as it may be amended or otherwise modified from time to time, the “Series 2007-B2 Supplement”), pursuant to which WEST is to issue the Series 2007-B2 Notes in the aggregate Maximum Principal Balance of $25,000,000;

WHEREAS, each of the Series 2007-B2 Holders is willing to make Series 2007-B2 Loans to WEST to the extent of its Maximum Commitment from time to time on and after the Effective Date until the occurrence of a Conversion Event, and the obligation of WEST to repay such Series 2007-B2 Loans to each Series 2007-B2 Holder will be represented by the Series 2007-B2 Note held by such Series 2007-B2 Holder;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.          Definitions.  (a)  Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Indenture. Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

“Assignment and Assumption” means an assignment and assumption agreement, in such other form as shall be reasonably acceptable to WEST, pursuant to which the transferee of a Series 2007-B2 Note agrees to make Series 2007-B2 Loans to the extent of the Unused Commitment allocable to the Series 2007-B2 Note that is transferred to such transferee.

“Collections Loans” means any Series 2007-B2 Loans made pursuant to Section 3.18 of the Indenture, the Series 2007-B2 Supplement and this Agreement on any Payment Date, to be included in the Available Collections Amount on such Payment Date.

“Conversion Date” means December 15, 2010 or such later date to which the Conversion Date may be extended (if extended) in the sole discretion of the Series 2007-B2 Holders in accordance with the terms of Section 2.02(e) hereof, but not later than December 15, 2011 without a Rating Agency Confirmation.

“Effective Date” means December 13, 2007 or, if later, the date on which the conditions set forth in Section 3.01 hereof shall have been satisfied.

“Eligible Transferee” means (i) an Affiliate of a Series 2007-B2 Holder, or (ii) any other then existing Series 2007-B2 Holder, or (iii) a commercial bank, insurance company or other financial institution that (x) complies with the transfer provisions of Section 2.12 of the Indenture, and (y) if such transfer is to occur prior to the Conversion Date, such transferee, in the reasonable determination of WEST, has the capability to make the Series 2007-B2 Loans to WEST up to the Unused Commitment in respect of the Series 2007-B2 Note(s) being transferred to such financial institution and is otherwise reasonably acceptable to WEST, as evidenced to the Indenture Trustee in writing (which approval shall not be unreasonably withheld or delayed).

“Funding Date” means, as to any Series 2007-B2 Loan, the Business Day that is specified in the Funding Request for such Series 2007-B2 Loan in accordance with Section 2.02 hereof.

 “Funding Request” means a written request by WEST to obtain Series 2007-B2 Loans from the Series 2007-B2 Holders, such notice to be in the form of Exhibit A hereto and to conform to requirements of Section 2.02 hereof.

“Indemnified Party” has the meaning specified in Section 7.01 hereof.

“Material Adverse Effect” has the meaning specified in Section 4.01(a) hereof.

“Maximum Commitment” shall mean (a), for all Series 2007-B2 Holders, $25,000,000 in the aggregate, and (b), for each Series 2007-B2 Holder, the amount set forth opposite the name of such Series 2007-B2 Holder in Schedule 2 attached hereto.

“Maximum Principal Balance” shall mean, with respect to any Warehouse Note, the maximum amount that WEST may borrow from the holder of such Warehouse Note, which shall be equal to the Maximum Commitment of such holder.

“Notes” means the Series A Notes and the Series B Notes.

“Series A Notes” means, collectively, (a) the $200,000,000 in original principal amount of WEST’s Series 2005-A1 Term Notes, (b) the $150,000,000 in maximum principal amount of WEST’s Series 2005-A2 Warehouse Notes, (c) the Series 2007-A2 Notes, and (d) any other note that is designated as a Series A Note under the Indenture.

“Series 2007-A2 Loan” means, individually or in the aggregate, a loan to WEST by a Series 2007-A2 Holder pursuant to the Series 2007-A2 Supplement and the Series 2007-A2 Note Purchase Agreement.

“Series 2007-A2 Holders” means, on the Effective Date, the persons named as initial Series 2007-A2 Holders on the signature page to the Series 2007-A2 Note Purchase Agreement and, at any time of determination for the Series 2007-A2 Notes thereafter, any person in whose name a Series 2007-A2 Note is registered in the Register.

“Series 2007-A2 Notes” means the Series of Notes designated as the “Willis Engine Securitization Trust Series 2007-A2 Floating Rate Secured Notes” to be issued on the Effective Date pursuant to the Series 2007-A2 Supplement and having the terms and conditions specified therein, and including any and all replacements, extensions, substitutions or renewals of such Notes.

“Series 2007-A2 Note Purchase Agreement” means the Series 2007-A2 Note Purchase and Loan Agreement, dated as of December 13, 2007, among WEST, the Administrative Agent and the Series 2007-A2 Holders, as may be amended, modified or supplemented from time to time in accordance with its terms.

“Series 2007-A2 Supplement” means the Series 2007-A2 Supplement to the Indenture, dated as of December 13, 2007, between WEST and the Indenture Trustee.

“Series B Notes” means, collectively, (a) the $28,276,878 in original principal amount of WEST’s Series 2005-B1 Term Notes, (b) the $21,428,521 in maximum principal amount of WEST’s Series 2005-B2 Warehouse Notes, (c) the Series 2007-B2 Notes, and (d) any other note that is designated as a Series B Note under the Indenture.

“Series 2007-B2 Commitment Fee Rate” means, for each Interest Accrual Period, one half of one percent (.50%) per annum.

“Series 2007-B2 Holders” means, on the Effective Date, the Persons named as initial Series 2007-B2 Holders on the signature page hereto and, at any time of determination thereafter, any person in whose name a Series 2007-B2 Note is registered in the Register.

“Series 2007-B2 Loan” means a funding by a Series 2007-B2 Holder of a loan to WEST pursuant to Article II hereof.

“Series 2007-B2 Notes” means the notes issued pursuant to this Agreement and the Series 2007-B2 Supplement.

“Series 2007-B2 Related Documents” means the Series 2007-B2 Transaction Documents, as defined in the Series 2007-B2 Supplement, and the Related Documents, as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time.

“Third Party Claim” has the meaning specified in Section 7.03 hereof.

“Warehouse Loans” means any Series 2007-B2 Loans to be used to fund the Purchase Prices of Additional Engines or Discretionary Engine Modifications.

Section 1.02.          Rules of Construction.  The conventions of construction and usage set forth in Section 1.02 of the Indenture are hereby incorporated by reference in this Agreement.

ARTICLE II

PURCHASE AND SALE

Section 2.01.          Sale and Delivery of Series 2007-B2 Notes.  In reliance on the representations, warranties and agreements and on the terms and conditions set forth herein and in the Indenture and the Series 2007-B2 Supplement, WEST agrees to sell, and each of the Series 2007-B2 Holders severally and not jointly agrees to purchase, on the Effective Date, a Series 2007-B2 Note with the Maximum Principal Balance for each Series 2007-B2 Holder set forth in Schedule 2 hereto. The Series 2007-B2 Notes shall be duly executed by WEST, duly authenticated by the Indenture Trustee and registered in the names of the Series 2007-B2 Holders. The actual Outstanding Principal Balance of each Series 2007-B2 Note will be equal to the principal amount of the Series 2007-B2 Loans made by the Series 2007-B2 Holder of such Series 2007-B2 Note from time to time in accordance with the terms hereof and of the Series 2007-B2 Supplement minus any repayments of the principal amount of such Series 2007-B2 Note made in accordance with the terms thereof, the Series 2007-B2 Supplement and the Indenture.

Section 2.02.          Funding of Series 2007-B2 Loans.  (a)  On the terms and conditions hereinafter set forth, each Series 2007-B2 Holder severally and not jointly agrees that it will make Series 2007-B2 Loans to WEST in a total amount outstanding at any time up to such Series 2007-B2 Holder’s Maximum Commitment, from time to time after the Effective Date and until the occurrence of a Conversion Event, upon the receipt of a Funding Request from WEST and otherwise as provided in this Section 2.02 and in each case subject to satisfaction of the applicable conditions precedent set forth in Article III hereof and in Article IV of the Series 2007-B2 Supplement.  It is expressly understood and agreed that WEST shall not have any right to receive, and no Series 2007-B2 Holder shall have any obligation to disburse, (x) any amount in excess of the Maximum Commitment of such Series 2007-B2 Holder or (y) any amount whatsoever on or after the date on which a Conversion Event occurs that has not been waived pursuant to Section 2.03(g) of the Series 2007-B2 Supplement. Under no circumstances shall the Series 2007-B2 Holders fund any Series 2007-B2 Loans if, after giving effect to such Series 2007-B2 Loans, (i) the aggregate Outstanding Principal Balance of the Series 2007-B2 Notes would either (A) exceed the aggregate Maximum Commitment for the Series 2007-B2 Notes or (B) result in a Junior Borrowing Base Deficiency, or (ii) the Aggregate Note Principal Balance would result in a Maximum Borrowing Base Deficiency.

(b)     On any Business Day after the Effective Date and prior to the date on which a Conversion Event occurs, each of the Series 2007-B2 Holders agrees that it shall make a Series 2007-B2 Loan to WEST in the amount specified in a Funding Request delivered to the Series 2007-B2 Holders (with a copy to the Indenture Trustee) by WEST at least three (3) Business Days (or such shorter period as may be agreed by the Series 2007-B2 Holders and the Indenture Trustee) prior to the Funding Date set forth in such Funding Request, which shall specify (i) the aggregate amount of the Series 2007-B2 Loans to be made by the Series 2007-B2 Holders and the amount of the Series 2007-B2 Loan to be made by each individual Series 2007-B2 Holder on such Funding Date, which individual Series 2007-B2 Loans shall be made by the Series 2007-B2 Holders in proportion to their respective Maximum Commitments, except as provided in Section 2.02(d), (ii) the proposed Funding Date (which shall be a Payment Date if such Funding Request includes a Collections Loan), and (iii) the application of such Series 2007-B2 Loans as either Collections Loans or Warehouse Loans or both. Each Funding Request delivered by WEST pursuant to this Section 2.02 shall be irrevocable.

(c)      On the Funding Date specified in a Funding Request, each of the Series 2007-B2 Holders shall, upon satisfaction of the applicable conditions set forth in Article III hereof and in Article IV of the Series 2007-B2 Supplement, make available to WEST by wire transfer in immediately available funds to the Collections Account, an amount equal to the amount of the Series 2007-B2 Loan specified for such Series 2007-B2 Holder in such Funding Request. The Administrative Agent shall direct the Indenture Trustee, in writing, to transfer the portion of such Series 2007-B2 Loans constituting Warehouse Loans to the Engine Acquisition Account, as provided in the Indenture, and the portion of such Series 2007-B2 Loans constituting Collections Loans shall be retained in the Collections Account and included in the Available Collections Amount on the Payment Date on which such Collections Loans are made.

(d)     If any Series 2007-B2 Holder shall default on its obligation to make a Series 2007-B2 Loan on any Funding Date, one or more of the other Series 2007-B2 Holders may elect (but shall not be required to) to make the Series 2007-B2 Loan of the defaulting Series 2007-B2 Holder.  In such event, the Maximum Principal Balance of the Series 2007-B2 Note held by the defaulting Series 2007-B2 Holder and the Maximum Commitment of the defaulting Series 2007-B2 Holder shall be reduced by the amount of the Series 2007-B2 Loan so made, and the Maximum Principal Balance of the Series 2007-B2 Note held by the Series 2007-B2 Holder making such Series 2007-B2 Loan and the Maximum Commitment of such Series 2007-B2 Holder shall be increased by the amount of such Series 2007-B2 Loan.

(e)      WEST may, at any time not later than thirty (30) days prior to the then existing Conversion Date, by written notice to each Series 2007-B2 Holder, make written request for the Series 2007-B2 Holders to extend the Conversion Date for an additional period specified in such written notice. The Series 2007-B2 Holders shall make a determination, in their sole discretion and after a full credit review, not more than thirty (30) days after such written notice is delivered and, if earlier, not less than fifteen (15) days prior to the then applicable Conversion Date as to whether or not they will agree to extend the Conversion Date; provided, however, that the failure of any Series 2007-B2 Holder to make a timely response to WEST’s request for extension of the Conversion Date within the foregoing period shall be deemed to constitute a refusal by such Series 2007-B2 Holder to extend the Conversion Date. It shall be a condition to the extension of the Conversion Date that (i) the Maximum Commitment of all of the Series

2007-B2 Holders under this Agreement be extended to the same date, (ii) a Rating Agency Confirmation shall have been received in respect of such extension if it is later than the first anniversary of the initial Conversion Date, (iii) the commitments of all Series 2007-A2 Holders under the Series 2007-A2 Note Purchase Agreement be extended to the same date, and (iv) written notice of such extension shall have been delivered to the Indenture Trustee by the Administrative Agent or WEST.

Section 2.03.          Decrease in Maximum Commitments.  WEST may, upon at least five (5) Business Days’ notice to the Series 2007-B2 Holders, terminate in whole or reduce in part the aggregate Maximum Commitments of the Series 2007-B2 Holders and the Maximum Principal Balances of the Series 2007-B2 Notes in an aggregate amount not to exceed the excess of such Maximum Principal Balances over the then aggregate Outstanding Principal Balance of the Series 2007-B2 Notes; provided that any partial reduction of the aggregate Maximum Commitments of the Series 2007-B2 Holders and the Maximum Principal Balances of the Series 2007-B2 Notes shall be applied pro rata to the individual Maximum Commitments of the Series 2007-A2 Holders and the Maximum Principal Balances of the Series 2007-B2 Notes, respectively, and shall be accompanied by a proportionate partial reduction (based on the ratio of the Maximum Commitments of such Series prior to such reduction) of the aggregate maximum commitments of the Series 2007-A2 Holders. Each notice of reduction or termination pursuant to this Section 2.03 shall be irrevocable, and such reduction shall be deemed to occur without any Series 2007-B2 Holder having to surrender its Series 2007-B2 Note(s) in exchange for a new Series 2007-B2 Note reflecting its reduced Maximum Commitment and reduced Maximum Principal Balance. WEST shall cause the Administrative Agent promptly to deliver to the Indenture Trustee notice of any such reduction or termination.

ARTICLE III

CONDITIONS PRECEDENT TO OBLIGATIONS OF SERIES 2007-B2 HOLDERS

Section 3.01.          Conditions Precedent to Obligations of Initial Series 2007-B2 Holders to Purchase Series 2007-B2 Notes.  The obligation of the initial Series 2007-B2 Holders to purchase the Series 2007-B2 Notes is subject to satisfaction of the following conditions precedent:

(a)      WEST and the Indenture Trustee shall have executed and delivered the Series 2007-B2 Supplement and the Series 2007-A2 Supplement.

(b)     WEST and the Administrative Agent shall have executed and delivered this Agreement.

(c)      WEST, the Administrative Agent and the initial Series 2007-A2 Holders shall have executed and delivered the Series 2007-A2 Note Purchase Agreement.

(d)     The initial Series 2007-B2 Holders shall have received from WEST a certificate, dated the Effective Date and executed by any Controlling Trustee, to the effect that:

(i)      the representations and warranties of WEST in this Agreement and the Series 2007-B2 Supplement are accurate in all material respects as of the Effective Date; and

(ii)     WEST has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or before the Effective  Date.

(e)          The initial Series 2007-B2 Holders shall have received from the Administrative Agent a certificate, dated the Effective  Date and executed by an authorized officer of the Administrative Agent, to the effect that:

(i)      the representations and warranties of the Administrative Agent in this Agreement and in the Related Documents to which the Administrative Agent is a party are accurate in all material respects as of the Effective  Date; and

(ii)     the Administrative Agent has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or before the Effective  Date.

(f)           The initial Series 2007-B2 Holders shall have received the following:

(i)      with respect to the Administrative Agent, a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than ten (10) days before the Effective Date;

(ii)     with respect to WEST, a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than ten (10) days before the Effective  Date; and

(iii)    with respect to WEST Funding, a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than ten (10) days before the Effective  Date.

(g)          The initial Series 2007-B2 Holders shall have received from the Secretary or other authorized officer of the Administrative Agent, in the officer’s individual capacity, a certificate, dated the Effective  Date, to the effect that:

(i)      each individual who, as an officer or representative of the Administrative Agent, signed this Agreement, any Related Document or any other document or certificate delivered on or before the Effective  Date in connection with the transactions contemplated in this Agreement or in the Related Documents was at the respective times of such signing and delivery, and is as of the Effective  Date, duly elected or appointed, qualified, and acting as such officer or representative, and the signature of the individual appearing on the documents and certificates is the officer’s genuine signature;

(ii)     no event (including any act or omission on the part of the Administrative Agent) has occurred since the date of the good standing certificate referred to in paragraph (f) above that has affected the good standing of the Administrative Agent under the laws of the State of Delaware; and

(iii)    attached to such certificate are accurate copies of the organizational documents of the Administrative Agent, as in effect on the Effective  Date, and of the resolutions of the Administrative Agent and any required consent relating to the transactions contemplated in this Agreement and the Related Documents.

(h)          The initial Series 2007-B2 Holders shall have received a certificate, signed by any Controlling Trustee of WEST and dated the Effective  Date, to the effect that:

(i)      each individual who, as such Controlling Trustee or other representative of WEST, signed this Agreement, any Related Document, or any other document or certificate delivered on or before the Effective  Date in connection with the transactions contemplated in this Agreement or in the Related Documents, was at the respective times of such signing and delivery, and is as of the Effective  Date, duly elected or appointed, qualified, and acting as such Controlling Trustee or representative, and the signature of the individual appearing on the documents and certificates is such Controlling Trustee’s genuine signature; and

(ii)     no event (including any act or omission on the part of WEST) has occurred since the date of the good standing certificate referred to in paragraph (f) above that has affected the good standing of WEST under the laws of the State of Delaware.

(iii)    attached to such certificate are accurate copies of the trust agreement of WEST, as in effect on the Effective  Date, and of the resolutions of WEST, and of any required consent relating to the transactions contemplated in this Agreement and the Related Documents.

(i)           The initial Series 2007-B2 Holders shall have received from the Secretary or other authorized officer of WEST Funding, in the officer’s individual capacity, a certificate, dated the Effective  Date, to the effect that:

(i)      each individual who, as an officer or representative of WEST Funding, signed any Related Document or any other document or certificate delivered on or before the Effective  Date in connection with the transactions contemplated in the Related Documents, was at the respective times of such signing and delivery, and is as of the Effective  Date, duly elected or appointed, qualified, and acting as such officer or representative, and the signature of the individual appearing on the documents and certificates is the officer’s genuine signature; and

(ii)     no event (including any act or omission on the part of WEST Funding) has occurred since the date of the good standing certificate referred to in paragraph (f) above that has affected the good standing of WEST Funding under the laws of  the State of Delaware; and

(iii)    attached to such certificate are accurate copies of the relevant organizational documents of WEST Funding, as in effect on the Effective  Date, and of the resolutions of WEST Funding, and of any required consent relating to the transactions contemplated in the Related Documents.

(j)       The initial Series 2007-B2 Holders shall have received from Thomas C. Nord, in his capacity as General Counsel of the Administrative Agent, and Pillsbury Winthrop Shaw Pittman LLP, in its capacity as special New York counsel for the Administrative Agent, WEST and WEST Funding, an opinion or opinions, dated the Effective  Date and addressed to the Series 2007-B2 Holders, addressing corporate/entity matters, enforceability, security interest, tax and securities law matters, that is or are in form and substance reasonably acceptable to the initial Series 2007-B2 Holders.

(k)      The initial Series 2007-B2 Holders shall have received from Pillsbury Winthrop Shaw Pittman LLP, in its capacity as special bankruptcy counsel for Willis, WEST and WEST Funding, an opinion, dated the Effective Date and addressed to the Indenture Trustee, the Security Trustee and the Series 2007-B2 Holders, addressing substantive consolidation with respect to WEST and its subsidiaries and Willis, in each case under the U.S. federal bankruptcy law, that is in form and substance acceptable to the initial Series 2007-B2 Holders.

(l)       The initial Series 2007-B2 Holders shall have received from Seward & Kissel, LLP, in its capacity as special New York counsel for the Indenture Trustee, an opinion or opinions, dated the Effective Date and addressed to the Series 2007-B2 Holders, addressing corporate/entity and enforceability matters, that is or are in form and substance reasonably acceptable to the initial Series 2007-B2 Holders.

(m)     The initial Series 2007-B2 Holders shall have received from McCann Fitzgerald, in its capacity as special Irish counsel for WEST Engine Funding (Ireland) Limited, an opinion, dated the Effective Date and addressed to the Series 2007-B2 Holders, addressing corporate/entity and enforceability matters, that is in form and substance reasonably acceptable to the initial Series 2007-B2 Holders.

(n)     The initial Series 2007-B2 Holders shall have received from Morris, James, Hitchens & Williams LLP, in its capacity as special Delaware counsel for WEST and WEST Funding, an opinion or opinions, dated the Effective  Date and addressed to the Series 2007-B2 Holders, addressing Delaware entity  and security interest perfection matters, that is in form and substance reasonably acceptable to the initial Series 2007-B2 Holders.

(o)     The Series 2007-B2 Notes shall have been rated by Moody’s and Fitch not less than “Baa3” and “BBB”, respectively, and such ratings shall not have been rescinded.

(p)     The Series 2007-B2 Related Documents shall have been duly executed and delivered by the parties thereto.

(q)     The Series 2007-B2 Notes shall have been executed by WEST and authenticated by the Indenture Trustee.

(r)      All proceedings in connection with the transactions contemplated by this Agreement and the other Series 2007-B2 Related Documents shall be satisfactory in form and substance to the initial Series 2007-B2 Holders.

(s)                 WEST shall have paid all costs and expenses incurred in connection with the issuance of the Series 2007-B2 Notes.

Section 3.02.                             Conditions Precedent to Obligations of Series 2007-B2 Holders to Make Series 2007-B2 Loans on and after Effective Date.  The obligations of the Series 2007-B2 Holders to make Series 2007-B2 Loans on any Funding Date after the Effective Date are subject to the following conditions precedent:

(a)                 Funding Request.  WEST shall have delivered a Funding Request to the Series 2007-B2 Holders (with a copy to the Indenture Trustee) in respect of such Series 2007-B2 Loans at least three (3) Business Days prior to the applicable Funding Date (or such shorter period as may be agreed by the Series 2007-B2 Holders and the Indenture Trustee).

(b)                Certificate.  Each of the following shall be true, and the Indenture Trustee shall have received a certificate substantially in the form of Exhibit B hereto signed and delivered by any Controlling Trustee stating that:

(i)                  the representations and warranties of WEST contained in this Agreement are true and correct on and as of such Funding Date, as though made on and as of such date;

(ii)               WEST has performed all agreements contained in the Series 2007-B2 Related Documents to be performed on its part at or prior to such Funding Date;

(iii)            as of such Funding Date, no Event of Default has occurred or is continuing, and no fact, condition or event exists or has occurred which would, upon the giving of notice or the passage of time or both, constitute an Event of Default, unless Holders representing one hundred percent (100%) of the Outstanding Principal Balance of the Series 2007-B2 Notes and Series 2007-A2 Notes have waived the occurrence of each and every Event of Default that has occurred or would occur;

(iv)           on such Funding Date, Series 2007-A2 Loans are also being made by the Series 2007-A2 Holders under the Series 2007-A2 Note Purchase Agreement in an amount that shall reduce the aggregate Maximum Commitments of the Series 2007-A2 Holders under the Series 2007-A2 Note Purchase Agreement proportionately to the reduction of the Maximum Commitments of the Series 2007-B2 Holders under this Agreement;

(v)              as of such Funding Date, no Conversion Event has occurred, unless Holders representing one hundred percent (100%) of the Outstanding Principal Balance of the Series 2007-B2 Notes and Series 2007-A2 Notes have waived the occurrence of each and every Conversion Event as provided in Section 2.03(g) of the Series 2007-B2 Supplement;

(vi)           before and after giving effect to the Series 2007-B2 Loans to be made on such Funding Date, no Early Amortization Event has occurred or would occur, unless Holders representing one hundred percent (100%) of the Outstanding Principal Balance of the Series 2007-B2 Notes and Series 2007-A2 Notes have waived the occurrence of each and every Early Amortization Event that has occurred or would occur;

(vii)        before and after giving effect to the Series 2007-B2 Loans to be made on such Funding Date, no Servicer Termination Event has occurred or would occur, unless Holders representing one hundred percent (100%) of the Outstanding Principal Balance of the Series 2007-B2 Notes and Series 2007-A2 Notes have waived the occurrence of each and every Servicer Termination Event that has occurred or would occur;

(viii)     before and after giving effect to the Series 2007-B2 Loans to be made on such Funding Date, the aggregate Outstanding Principal Balance of the Series 2007-B2 Notes has not and will not exceed the aggregate Maximum Principal Balances of the Series 2007-B2 Notes or aggregate Maximum Commitments of the Series 2007-B2 Holders;

(ix)             before and after giving effect to the Series 2007-B2 Loans to be made on such Funding Date and the acquisition of any Additional Engine with the proceeds thereof on the Funding Date, no Junior Borrowing Base Deficiency exists or would exist;

(x)                before and after giving effect to the Series 2007-A2 Loans and Series 2007-B2 Loans to be made on such Funding Date and the acquisition of any Additional Engine with the proceeds thereof on the Funding Date, no Maximum Borrowing Base Deficiency exists or would exist; and

(xi)             no proceeding is pending which would prohibit the making of such Series 2007-B2 Loans on such Funding Date.

(c)  Administrative Agent Certificate.  The Administrative Agent shall have signed and delivered to the Indenture Trustee and the Series 2007-B2 Holders, and the Indenture Trustee and the Series 2007-B2 Holders shall have received, a certificate substantially in the form of Exhibit C hereto to the effect that:

(i)                  the Outstanding Principal Balance under the Series A Notes (after giving effect to the proposed Series 2007-A2 Loans on such Funding Date) will not exceed the Senior Borrowing Base (calculated after giving effect to the acquisition of such Engine),

(ii)               the Outstanding Principal Balance under the Series B Notes (after giving effect to the proposed Series 2007-B2 Loans on such Funding Date) will not exceed the Junior Borrowing Base and complies with the requirements therefor set forth in the Indenture and the Series 2007-B2 Supplement; and

(iii)            If the proceeds of the Series 2007-B2 Loans are to be used to make a Collections Loan on a Payment Date, the Available Collections Amount for such Payment Date without the inclusion of the proceeds of such Collections Loan is in an amount sufficient to pay the Base Interest on all Series B Notes due and payable on such Payment Date in accordance with Section 3.14 of the Indenture.

(d)                Governmental Consents.  The Indenture Trustee shall have received originals (or copies certified to be true copies by a Responsible Officer of the Administrative Agent) of all approvals or consents of Governmental Authorities or other third parties, if any, necessary for WEST to execute, deliver and perform its obligations under the Related Documents and the transactions contemplated thereby.

(e)                 Illegality.  No change shall have occurred after the date of this Agreement in Applicable Law or regulations thereunder or interpretations thereof by appropriate regulatory authorities or any court that would make it illegal for any party to execute, deliver and perform the Series 2007-B2 Related Documents to which it is a party and no action or proceeding shall have been instituted nor shall any action or proceeding be threatened before any court or Governmental Authority, nor shall any order, judgment or decree have been issued by any court or Governmental Authority prior to the Funding Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or any other Series 2007-B2 Related Document or the transactions contemplated hereby or thereby.

Section 3.03.                             Conditions Precedent to Acquisition of Additional Engines.    On any Delivery Date on which an Additional Engine is to be acquired with the proceeds of a Warehouse Loan deposited in the Engine Acquisition Account, such proceeds shall be released from the Engine Acquisition Account for such purpose when the conditions specified in Section 3.03(c) of the Indenture shall have been satisfied or waived as provided therein.

Section 3.04.                             Conditions Precedent to Funding of Discretionary Engine Modification.      On any Delivery Date on which a Discretionary Engine Modification is to be funded with the proceeds of a Warehouse Loan deposited in the Engine Acquisition Account, such proceeds shall be released from the Engine Acquisition Account for such purpose when the conditions specified in Section 3.03(d) of the Indenture shall have been satisfied or waived as provided therein.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF WEST AND ADMINISTRATIVE AGENT

Section 4.01.                             Representations and Warranties of WEST.  WEST represents and warrants to, as of the Effective Date and as of each Funding Date, and agrees with, the Series 2007-B2 Holders that:

(a)                 WEST has been duly formed and is validly existing as a Delaware statutory trust in good standing under the laws of the State of Delaware with organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Indenture, has been duly qualified as a foreign trust to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not have a material adverse effect on (i) its condition (financial or otherwise), results of operations, assets, affairs of WEST and the WEST Subsidiaries taken as a whole, or (ii) the ability of WEST to perform its obligations under any Related Document to which it is a party, or (iii) the enforceability of any Related Document including the ability of the Indenture Trustee to enforce its rights under any Related Document (a material adverse effect on any of (i), (ii) and (iii) above, a  “Material Adverse Effect”).

(b)                WEST Funding has been duly formed and is validly existing as a Delaware limited liability company in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, has been duly qualified as a foreign limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not have a Material Adverse Effect.

(c)                 WEST has all requisite organizational power and authority to execute, deliver and perform its obligations under this Agreement and the other Related Documents and to consummate the transactions contemplated hereby and thereby, including, without limitation, the organizational power and authority to issue, sell and deliver the Series 2007-B2 Notes as provided herein and therein and to borrow Series 2007-B2 Loans as provided herein.

(d)                This Agreement, the Indenture and each of the other Related Documents to which WEST is a party have been, or as of the Effective Date or any Funding Date will be, duly authorized, executed and delivered by WEST and constitute or will constitute valid and legally binding agreements enforceable against WEST in accordance with their terms, except as enforceability may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium or other similar laws affecting the enforcement of the rights of creditors generally, (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of such Related Documents that purport to provide indemnification from securities law liabilities.

(e)                 The Series 2007-B2 Notes have been duly and validly authorized by WEST for issuance and sale to the Series 2007-B2 Holders pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and the Series 2007-B2 Supplement and delivered against payment therefor in accordance with the terms hereof, will constitute valid and legally binding obligations of WEST, enforceable against WEST in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies, and to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (whether considered in a proceeding at law or in equity), and will be entitled to the benefits of the Indenture.

(f)                   Neither WEST nor any WEST Subsidiary is (A) in violation of its organizational documents, (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which WEST or any WEST Subsidiary is a party, or to which any of the property or assets of WEST or of any WEST Subsidiary may be subject, or by which it may be bound, or (C) in violation of any applicable local, state or federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree having jurisdiction over any of them or any of their assets or properties (whether owned or leased) other than, in the case of clauses (B) and (C), any default or violation that could not reasonably be expected to (x) individually or in the aggregate, result in a Material Adverse Effect, or (y) in any manner draw into question the validity of this Agreement or any other Related Document.

(g)                None of (A) the execution, delivery or performance by WEST or any WEST Subsidiary of this Agreement and the other Related Documents, (B) the issuance and sale of the Series 2007-B2 Notes, and (C) consummation of the transactions contemplated hereby and thereby violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or requires consent that has not been obtained under, or will result in the imposition of a lien or encumbrance other than a Permitted Encumbrance, on any properties of WEST or any WEST Subsidiary, or an acceleration of any indebtedness of WEST or any WEST Subsidiary pursuant to (i) the organizational documents of WEST or any WEST Subsidiary, (ii) material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which WEST or any WEST Subsidiary is a party, or to which any of the property or assets of WEST or of any WEST Subsidiary may be subject, or by which it may be bound, (iii) any statute, rule or regulation applicable to WEST or any WEST Subsidiary or any of their assets or properties or (iv) any judgment, order or decree of any court or Governmental Authority having jurisdiction over WEST or any WEST Subsidiary or any of their assets or properties, except in the case of clauses (ii), (iii) and (iv) for such violations, conflicts, breaches, defaults, consent, impositions  of liens or accelerations that would not singly, or in the aggregate, have a Material Adverse Effect.

(h)                There is no action, suit or proceeding before or by any court or Governmental Authority, domestic or foreign, now pending, or, to the knowledge of WEST, threatened, against or affecting WEST or any of the WEST Subsidiaries or any of their respective properties, at law or in equity, that, if adversely determined, would have a Material Adverse Effect or that might materially and adversely affect the consummation of the transactions contemplated by the Related Documents to which WEST or any WEST Subsidiary is a party.

(i)                    No authorization, approval, consent or order of or filing, registration, qualification, license or permit of or with any court or Governmental Authority or agency or any other Person is necessary in connection with (A) assuming the accuracy of the representations, warranties, agreements and covenants of each of the Series 2007-B2 Holders contained in Article V hereof, the offering, issuance or sale of the Series 2007-B2 Notes hereunder and (B) the execution, delivery and performance by the Administrative Agent, WEST and the WEST Subsidiaries of this Agreement and the other Related Documents, except such as have been, or as of the Effective Date will have been, obtained, or such as may otherwise be required under applicable state securities laws in connection with the offer for sale and the purchase by the Series 2007-B2 Holders of the Series 2007-B2 Notes, any recordation of the pledge of the Collateral to the Security Trustee pursuant to the Security Trust Agreement that has not yet been completed, or other than as provided in the Series 2007-B2 Related Documents.

(j)                    Since December 31, 2006, (A) there has been no material adverse change, or any development that is reasonably likely to result in a Material Adverse Effect, whether or not arising in the ordinary course of business, and (B) there have been no transactions entered into by WEST or any WEST Subsidiary, other than those in the ordinary course of business, that are material with respect to WEST and the WEST Subsidiaries taken as a whole.

(k)                 WEST and each of the WEST Subsidiaries have on the Effective Date, and will have on each Funding Date, good and marketable title to all properties and assets, free and clear of all liens, charges, encumbrances or restrictions, except for Permitted Encumbrances, that are material to the business of WEST and the WEST Subsidiaries.

(l)                    WEST and each WEST Subsidiary possesses on the Effective Date, and will possess on each Funding Date, all material licenses, certificates, authorities or permits, if any are required pursuant to prevailing Applicable Law, issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct its business, and WEST has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, (A) would result in a Material Adverse Effect, or (B) would materially and adversely affect the ability of WEST to perform its obligations hereunder or under the Related Documents.

(m)              No part of the proceeds of the Series 2007-B2 Loans or the Series 2007-A2 Loans will be used for “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation T, U and X as now and from time to time hereafter in effect or for any purpose that violates the provisions of such Regulations.

(n)                WEST is not, and after giving effect to the sale of the Series 2007-B2 Notes to the Series 2007-B2 Holders pursuant to this Agreement and the application of the Series 2007-B2 Loans, will not be an “investment company” under the Investment Companies Act of 1940, as amended (the “1940 Act”), nor is WEST an entity “controlled” by an “investment company” as such term is defined in the 1940 Act.

(o)                Other than the insurance with respect to the Engines under Leases, which insurance is maintained by the respective Lessees, WEST and the WEST Subsidiaries maintain insurance with respect to the assets, properties and business of WEST and the WEST Subsidiaries of the types and in amounts generally deemed adequate for their businesses and consistent with insurance coverage maintained by similar companies and businesses and as required by the Indenture and other Related Documents, all of which insurance is in full force and effect.

(p)                Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Related Documents to which WEST is a party and of the Series 2007-B2 Notes have been paid or will be paid at or prior to the Effective Date.

(q)                Assuming the accuracy of the representations, warranties, agreements and covenants of each of the Series 2007-B2 Holders contained in Article V hereof, the offer, sale and delivery of the Series 2007-B2 Notes in the manner contemplated by this Agreement do not require registration under the Securities Act and, in connection therewith, the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended.

(r)                   No securities of the same class (within the meaning of paragraph (d)(3) of Rule 144A under the Securities Act) as the Series 2007-B2 Notes are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted on any United States automated inter-dealer quotation system.

(s)                 Neither WEST nor any of its affiliates (as defined for purposes of Rule 501(b) of Regulation D) has, directly or through any agent (provided that no representation is made as to the Series 2007-B2 Holders or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined for purposes of the Securities Act) that is or will be integrated with the offering and sale of the Series 2007-B2 Notes in a manner that would require the registration thereof under the Securities Act or (ii) solicited any offer to buy or offer to sell the Series 2007-B2 Notes in any manner involving a public offering (within the meaning of Section 4(2) of the Securities Act), including by means of, or in connection with the offering of the Notes otherwise engaging in, any form of general solicitation or general advertising (within the meaning of Regulation D).

(t)                   WEST and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by WEST, or its “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA.  “ERISA Affiliate” means, with respect to WEST or a WEST Subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which WEST is a member.  No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by WEST, or any of its ERISA Affiliates.  No “employee benefit plan” established or maintained by WEST, or any of its ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA).  Neither WEST nor any of its ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code.  Each “employee benefit plan” established or maintained by WEST, or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(u)                The representations and warranties of WEST and each WEST Subsidiary in the Security Trust Agreement are true and correct as of the Effective Date and each Funding Date (unless such representation or warranty specifically relates to an earlier date in which case it shall be true and correct as of such earlier date).

(v)                The representations and warranties of WEST set forth in Section 5.01 of the Indenture and in Section 4.01 of the Security Trust Agreement and of each WEST Subsidiary in Section 4.02 of the Security Trust Agreement are true and correct as of the Effective Date and each Funding Date (unless such representation or warranty specifically relates to an earlier date, in which case it was true and correct as of such earlier date), and neither WEST nor any WEST Subsidiary has taken any action that would violate their respective obligations under the Indenture, the Security Trust Agreement or any Engine Mortgage.

(w)              The sections in the written materials described in Schedule 3 hereto were true and correct in all material respects as of the date of such written materials specified in such Schedule 3.

Section 4.02.                             Representations and Warranties of Administrative Agent.  The Administrative Agent hereby represents and warrants, as of the Effective Date and as of each Funding Date, to the Series 2007-B2 Holders that:

(a)                 The Administrative Agent has been duly formed and is validly existing as a Delaware corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted, has been duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not have a Material Adverse Effect.

(b)                The Administrative Agent has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Related Documents to which it is a party and to consummate the transactions contemplated hereby and thereby.

(c)                 This Agreement and each of the other Related Documents to which the Administrative Agent is a party have been duly authorized, executed and delivered by the Administrative Agent and constitute valid and legally binding agreements enforceable against the Administrative Agent in accordance with their terms, except as enforceability may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium or other similar laws affecting the enforcement of the rights of creditors generally, (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of such Related Documents that purport to provide indemnification from securities law liabilities.

(d)                The Administrative Agent is not (A) in violation of its certificate of incorporation or by-laws (or similar organizational documents), (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Administrative Agent is a party, or to which any of the property or assets of the Administrative Agent may be subject, or by which it may be bound, or (C) in violation of any Applicable Law, statute, ordinance, rule, regulation, requirement, judgment or court decree having jurisdiction over it or any of its assets or properties (whether owned or leased) other than, in the case of clauses (B) and (C), any default or violation that could not reasonably be expected to (x) individually or in the aggregate, result in a Material Adverse Effect, (y) interfere with or adversely affect the issuance or marketability of the Series 2007-B2 Notes issued hereunder, or (z) in any manner draw into question the validity of this Agreement or any other Series 2007-B2 Related Document.

(e)                 No authorization, approval, consent or order of or filing, registration, qualification, license or permit of or with any court or Governmental Authority or agency or any other Person is necessary in connection with (A) the offering, issuance or sale of the Series 2007-B2 Notes hereunder and (B) the execution, delivery and performance by the Administrative Agent, WEST and the WEST Subsidiaries of this Agreement and the other Related Documents, except such as have been, or as of the Effective Date will have been, obtained or such as may otherwise be required under applicable state securities laws in connection with the offer for sale and purchase by the Series 2007-B2 Holders of the Series 2007-B2 Notes, and any recordation of the pledge of the Collateral to the Security Trustee pursuant to the Security Trust Agreement that has not yet been completed, other than as provided in the Related Documents.

(f)                   Other than the insurance with respect to the Engines under Leases, which insurance is maintained by the respective Lessees, the Administrative Agent maintains insurance with respect to the assets, properties and business of the Administrative Agent of the types and in amounts generally deemed adequate for their businesses and consistent with insurance coverage maintained by similar companies and businesses and as required by the Indenture and other Related Documents, all of which insurance is in full force and effect.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SERIES 2007-B2 HOLDERS

Each of the Series 2007-B2 Holders hereby severally and not jointly makes the following representations and warranties as to itself to WEST and the Administrative Agent as of the Effective Date:

Section 5.01.                             Execution, Delivery, Binding Obligation.  This Agreement has been duly and validly executed and delivered by such Series 2007-B2 Holder and constitutes a legal, valid and binding obligation of such Series 2007-B2 Holder, enforceable against such Series 2007-B2 Holder in accordance with its terms, subject as to enforcement to bankruptcy, reorganization, insolvency, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

Section 5.02.                             Securities Act.  (a)  As of the Effective Date, such Series 2007-B2 Holder is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act (a “QIB”), the Series 2007-B2 Note purchased by such Series 2007-B2 Holder pursuant to this Agreement will be acquired for its own account for investment only and not with a view to any public distribution thereof, and such Series 2007-B2 Holder will not offer to sell or otherwise dispose of its Series 2007-B2 Note (or any interest therein) in violation of any of the registration requirements of the Securities Act or any applicable state or other securities laws.

(b)                Such Series 2007-B2 Holder acknowledges that it has no right to require WEST to register the Series 2007-B2 Notes under the Securities Act or any other securities law.  Such Series 2007-B2 Holder agrees that the Series 2007-B2 Notes may not be reoffered, resold, pledged or otherwise transferred except in compliance with the Securities Act and to a person that the Series 2007-B2 Holder reasonably believes is a Qualified Institutional Buyer or Institutional Accredited Investor purchasing for its own account.  Neither such Series 2007-B2

Holder nor any of its Affiliates nor any persons acting on their behalf have engaged or will engage in any general solicitation or general advertising with respect to the Series 2007-B2 Note.

(c)                 Such Series 2007-B2 Holder (as to itself) is aware of the following:  (i) there are significant restrictions on and conditions to the transferability of the Series 2007-B2 Notes (and the Series 2007-B2 Notes will bear legends referring to such restrictions), including the requirement, prior to the occurrence of a Conversion Event, that any transferee, in the reasonable determination of WEST, have the capability to make Series 2007-B2 Loans, and there is no market for the Series 2007-B2 Notes and no market is expected to develop for the Series 2007-B2 Notes, and, accordingly, it may not be possible for such Series 2007-B2 Holder to liquidate its investment in the Series 2007-B2 Notes; (ii) no Governmental Authority has made any findings as to the fairness of this Agreement or the terms and conditions of the Series 2007-B2 Notes; (iii) there are numerous risks and uncertainties involved in such Series 2007-B2 Holder’s acquisition of the Series 2007-B2 Notes and such Series 2007-B2 Holder has been advised of and understands such risks and uncertainties; and (iv) any projections or predictions that may have been made available to such Series 2007-B2 Holder are based on estimates, assumptions, and forecasts which may prove to be incorrect, and no assurance is given that actual results will correspond with the results contemplated by the various projections.

(d)                Such Series 2007-B2 Holder further represents and warrants to WEST and the Administrative Agent as of the Effective Date that (i) it has knowledge and experience in financial and business matters, is capable of evaluating the merits and risks of an investment in the Series 2007-B2 Notes and has carefully considered the suitability of an investment in such Notes and has determined that the Series 2007-B2 Notes are a suitable investment; (ii) such Series 2007-B2 Holder has made, either alone or together with its advisors, such independent investigation of WEST and its management, assets and related matters and such separate and independent investigation of the Engines, the Leases and related matters, as such Series 2007-B2 Holder deems to be, or such advisors have advised to be, necessary or advisable in connection with the purchase of the Series 2007-B2 Notes pursuant to this Agreement; (iii) such Series 2007-B2 Holder and its advisors have received all information and data that it and such advisors believe to be necessary in order to reach an informed decision as to the advisability of the purchase of the Series 2007-B2 Notes pursuant to the transactions contemplated by this Agreement; (iv) it understands the nature of the potential risks and potential rewards of the purchase of the Series 2007-B2 Notes, (v) such Series 2007-B2 Holder is a sophisticated investor with investment experience and, in the event of a default on the Series 2007-B2 Notes or any liquidation or winding up of WEST, has the ability to bear complete loss of its investment; (vi) such Series 2007-B2 Holder acknowledges that any projections or predictions that may have been made available to such Series 2007-B2 Holder are based on estimates, assumptions, and forecasts which may prove to be incorrect, and no assurance is given that actual results will correspond with the results contemplated by the various projections; and (vii) such Series 2007-B2 Holder acknowledges and agrees that the information provided in all written materials provided to such Series 2007-B2 Holder prior to the Effective Date, including all marketing materials and preliminary term sheets, is completely superseded by the Indenture, this Agreement and the other Related Documents being delivered on the Effective Date or delivered prior to the Effective Date.

ARTICLE VI

CERTAIN COVENANTS OF PARTIES

Section 6.01.                             Securities Act.  WEST agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Series 2007-B2 Notes and the Series 2007-A2 Notes in a manner that would require the registration under the Securities Act of the sale to the Series 2007-B2 Holders and the Series 2007-A2 Holders of the Series 2007-B2 Notes and the Series 2007-A2 Notes, respectively.

Section 6.02.                             Legal Conditions to Closing.  The Series 2007-B2 Holders,  WEST and the Administrative Agent will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on any of them with respect to the consummation of the transactions contemplated by this Agreement and will promptly cooperate with and furnish information to one another in connection with any such legal requirements.  The Series 2007-B2 Holders, WEST, and the Administrative Agent will take all reasonable action necessary to obtain (and will cooperate with one another in obtaining) any consent, authorization, permit, license, franchise, order or approval of, or any exemption by, any Governmental Authority or any other Person, required to be obtained or made by it in connection with any of the transactions contemplated by this Agreement.

Section 6.03.                             Expenses and Fees.  Except as otherwise expressly provided herein, all Issuance Expenses incurred in connection with the entering into this Agreement and the transactions contemplated hereby shall  be paid by WEST.

Section 6.04.                             Further Assurances.  On and after the date of this Agreement, the Series 2007-B2 Holders, WEST and the Administrative Agent will do, execute and perform all such other acts, deeds and documents as the other party may from time to time reasonably require in order to carry out the intent of this Agreement.

ARTICLE VII

INDEMNIFICATION

Section 7.01.                             Indemnification by WEST.  WEST agrees to indemnify and hold harmless the Series 2007-B2 Holders and any of their respective officers, directors, employees, agents, representatives, assignees and Affiliates (each, an “Indemnified Party”) against any and all losses, claims, damages, liabilities or expenses (including reasonable legal and accounting fees) (collectively, “Losses”), as incurred (payable promptly upon written request), for or on account of or arising from or in connection with any breach of any representation, warranty or covenant of WEST in this Agreement or any other Related Document or in any certificate or other written material delivered pursuant hereto; provided, however, that WEST shall not be so required to indemnify any such Person or otherwise be liable to any such Person hereunder for any Losses arising from such Person’s gross negligence, willful misconduct or bad faith. Notwithstanding the foregoing, WEST shall not be liable for any settlement of any proceeding effected without its written consent.  All amounts due to an Indemnified Party under this Article VII shall be included in the amounts due to the Series 2007-B2 Notes and the Indenture Trustee shall pay such amounts to such Series 2007-B2 Holders as part of the increased costs on the Series 2007-B2 Notes out of the Available Collections Amount on each Payment Date as provided in Section 3.14 of the Indenture and Section 3.02 of the Series 2007-B2 Supplement.

Section 7.02.                             Indemnification by Administrative Agent.  The Administrative Agent agrees to indemnify and hold harmless an Indemnified Party against all Losses, as incurred (payable promptly upon written request), for or on account of or arising from or in connection with any breach of any representation, warranty or covenant of the Administrative Agent in this Agreement or any other Related Document or in any certificate or other written material delivered pursuant hereto; provided, however, that the Administrative Agent shall not be so required to indemnify any such Person or otherwise be liable to any such Person hereunder for any Losses arising from such Person’s gross negligence, willful misconduct or bad faith. Notwithstanding the foregoing, the Administrative Agent shall not be liable for any settlement of any proceeding effected without its written consent.

Section 7.03.                             Procedure.  In order for any Indemnified Party to be entitled to any indemnification provided for under this Agreement in respect of, arising out of, or involving a claim made by any Person against the Indemnified Party (a “Third Party Claim”), such Indemnified Party must notify WEST in writing of such Third Party Claim within five Business Days of receipt of a summons, complaint or other written notice of the commencement of litigation and within ten Business Days after receipt by such Indemnified Party of any other written notice of the Third Party Claim.  Thereafter, the Indemnified Party shall deliver to WEST, within a reasonable time after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to such Third Party Claim.

Section 7.04.                             Defense of Claims. If a Third Party Claim is made against an Indemnified Party, (a) WEST or the Administrative Agent, as the case may be, will be entitled to participate in the defense thereof and, (b) if it so chooses, to assume the defense thereof with counsel selected by WEST or the Administrative Agent, as the case may be, provided that in connection with such assumption (i) such counsel is not reasonably objected to by the Indemnified Party and (ii) WEST or the Administrative Agent, as the case may be,  first admits in writing its liability to indemnify the Indemnified Party with respect to all elements of such claim in full.  Should WEST or the Administrative Agent, as the case may be, so elect to assume the defense of a Third Party Claim, WEST or the Administrative Agent, as the case may be, will not be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof.  If WEST or the Administrative Agent, as the case may be, elects to assume the defense of a Third Party Claim, the Indemnified Party will (i) cooperate in all reasonable respects with WEST or the Administrative Agent, as the case may be, in connection with such defense and (ii) not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without WEST’s or the Administrative Agent’s, as the case may be, prior written consent.  If WEST or the Administrative Agent, as the case may be, shall assume the defense of any Third Party Claim, the Indemnified Party shall be entitled to participate in (but not control) such defense with its own counsel at its own expense.  If WEST or the Administrative Agent, as the case may be, does not assume the defense of any such Third Party Claim, the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving notice to WEST or the Administrative Agent, as the case may be, of such terms and, WEST or the Administrative Agent, as the case may be, will promptly reimburse the Indemnified Party upon written request.

ARTICLE VIII

MISCELLANEOUS

Section 8.01.                             Amendments.  No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by all of the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 8.02.                             Notices.  All notices and other communications provided for hereunder shall, unless otherwise stated herein, be send by a telecopy or delivered by overnight courier service, as to each party hereto, at its address set forth below or at such other address as shall be designated by such party in a written notice to the other parties hereto.  All such notices and communications shall, when telecopied or sent by overnight delivery service, be effective, with respect to telecopy notices, when the sending machine receives confirmation of the transmission, and, with respect to overnight delivery service, when confirmed by signed receipt.

If to the Series 2007-B2 Holders, to the addresses set forth in Schedule 1 hereto.

If to WEST:

Willis Engine Securitization Trust
c/o Willis Lease Finance Corporation
2320 Marinship Way
Suite 300
Sausalito, California 94965
Telephone No.  (415) 275-5100
Facsimile No.  (415) 275-5106

As of March 1, 2008 to:

Willis Engine Securitization Trust

c/o Willis Lease Finance Corporation

773 San Marin Drive

Novato, California 94945

Attn: General Counsel

If to the Administrative Agent:

Willis Lease Finance Corporation

2320 Marinship Way

Suite 300

Sausalito, California 94965

Telephone No.  (415) 275-5100

Facsimile No.  (415) 275-5106

As of March 1, 2008 to:

Willis Lease Finance Corporation

773 San Marin Drive

Novato, California 94945

Attn: General Counsel

If to the Indenture Trustee:

Deutsche Bank Trust Company Americas
60 Wall Street

MS NYC 60-2606

New York, New York 10005
Attention: Trust & Securities Services - Structured Finance Services
Facsimile No.  (212) 553-2460

Section 8.03.                             No Waiver; Remedies.  No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by any Applicable Law.

Section 8.04.                             Binding Effect; Assignability; Continuing Obligation.  This Agreement shall be binding upon and inure to the benefit of WEST, the Administrative Agent and the Series 2007-B2 Holders and their respective successors and assigns (including any subsequent Holders of the Series 2007-B2 Notes, subject to their executing and delivering an Assignment and Assumption); provided, however, that WEST shall not have the right to assign its rights hereunder or any interest herein (by operation of law or otherwise) without the prior written consent of the Series 2007-B2 Holders and that, prior to the occurrence of a Conversion Event, a Series 2007-B2 Holder shall not have the right to assign its rights and obligations hereunder to any Person that is not an Eligible Transferee. This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as all amounts payable with respect to the Series 2007-B2 Notes shall have been paid in full.

Section 8.05.                             GOVERNING LAW; JURISDICTION.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Each of the parties hereto agrees that the United States federal and New York State courts located in The City of New York shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, submits to the jurisdiction of such courts. Each of the parties hereto waives any objection which it might now or hereafter have to such courts being nominated as the forum or venue to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum. Each of the parties hereto consents to the granting of such legal or equitable relief as is deemed appropriate by such courts.

Section 8.06.                             No Proceedings.  Each of the Series 2007-B2 Holders agrees that, so long as the Series 2007-B2 Notes shall be outstanding or there shall not have elapsed one year plus one day since the last day on which the Series 2007-B2 Notes shall have been outstanding, it shall not file, or join in the filing of, a petition against WEST under the United Stated Bankruptcy Code, as amended from time to time, or join in the commencement of any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar proceeding against WEST.

Section 8.07.                             Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Section 8.08.                             Limited Recourse.  The obligations of WEST under this Agreement shall be payable only out of the Collateral and the Series 2007-B2 Holders shall not look to any property or assets of WEST or the Administrative Agent, other than to the Collateral remaining after all obligations of WEST under the Indenture are satisfied. To the extent that the proceeds of the Collateral after application in accordance with the provisions of the Indenture are insufficient to satisfy the obligations of WEST under the Indenture and under this Agreement, WEST shall have no further obligation in respect hereof and any remaining outstanding obligation shall be extinguished.

Section 8.09.                             Survival.  All representations, warranties, guaranties and indemnifications (including the payment obligations in Article VII hereof) contained in this Agreement and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the sale and transfer of the Series 2007-B2 Notes.

Section 8.10.                             Appointment of Agent for Service of Process.  WEST hereby appoints Corporation Service Company having an address at 1133 Avenue of the Americas, New York, New York 10036 as its agent for service of process in the State of New York.

Section 8.11.                             Table of Contents; Headings.  The Table of Contents preceding the Agreement and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

[Signatures follow]

IN WITNESS WHEREOF, the parties have caused this Series 2007-B2 Note Purchase and Loan Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WILLIS ENGINE SECURITIZATION TRUST
as issuer of Series 2007-B2 Notes,

By:	/s/ Bradley S. Forsyth
Title: Controlling Trustee

WILLIS LEASE FINANCE CORPORATION,
as Administrative Agent,

By:	/s/ Bradley S. Forsyth
Title: Senior Vice President
Chief Financial Officer

CALYON NEW YORK BRANCH,
as an initial Series 2007-B2 Holder

By:	/s/ Brian Bolotin
Title: Managing Director

By:	/s/ Charles Moran
Title: Director

CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH,
as an initial Series 2007-B2 Holder

By:	/s/ Alex Aupoix
Title: Vice President

By:	/s/ Adrienne Molloy
Title: Vice President

BAYERISCHE LANDESBANK,
as an initial Series 2007-B2 Holder

By:	/s/ Melanie Feger
Title: Vice President

By:	/s/ Peter Schubert
Title: Vice President

SERIES 2007-B2 NOTE PURCHASE AND LOAN AGREEMENT

SCHEDULE 1

ADDRESSES OF SERIES 2007-B2 HOLDERS

Names of Series 2007-B2 Holders	Addresses of Series 2007-B2 Holders
CALYON NEW YORK BRANCH	1301 Avenue of the Americas New York, NY 10019 Attention: Neal Spier Facsimile:212-459-3258
CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH	520 Madison Avenue, 37th Floor New York, NY 10022 Attention: Laura Carosi, Loan Servicing Department Facsimile: 212-715-4477
BAYERISCHE LANDESBANK	Brienner Straße 18 80333 München, Germany Attention: Katri Koskinen-Grutza, Team Aircraft Finance Facsimile: 49-89-2171-23763

SERIES 2007-B2 NOTE PURCHASE AND LOAN AGREEMENT

SCHEDULE 2

MAXIMUM COMMITMENTS OF SERIES 2007-B2 HOLDERS

Names of Series 2007-B2 Holders	Individual Maximum Commitments of Series 2007-B2 Holders
CALYON NEW YORK BRANCH	$13,750,000
CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH	$1,875,000
BAYERISCHE LANDESBANK	$9,375,000
Total:	$25,000,000

SERIES 2007-B2 NOTE PURCHASE AND LOAN AGREEMENT

SCHEDULE 3

WRITTEN MATERIALS

Sections Two, Three and Four of the written presentation by Calyon Corporate and Investment Bank entitled “WEST Warehouse Notes, Series 2007-A2, Series 2007-B2” and dated September 20, 2007.

SERIES 2007-B2 NOTE PURCHASE AND LOAN AGREEMENT

EXHIBIT A

FORM OF FUNDING REQUEST

Date:

[                           ]
[                           ]
[                           ]
Attention:     [                                  ]

Fax:                           [                                  ]

RE:          Series 2007-B2 Note Purchase and Loan Agreement (the “Agreement”), dated as of December 13, 2007 among Willis Lease Finance Corporation, Willis Engine Securitization Trust (“WEST”), and the initial Series 2007-B2 Holders.

Pursuant to Section 2.02(a) of the Agreement, WEST hereby requests Series 2007-B2 Loans to be made on the date specified below (the “Funding Date”) in the aggregate principal amount specified below, to be used as a Collection Loan or a Warehouse Loan or both, as specified below.  The undersigned requests that such Series 2007-B2 Loan amount be deposited in the Collections Account on the Funding Date.

Funding Date:

Collection Loan Amount:	$

Warehouse Loan Amount:	$

Total Series 2007-B2 Loan Amount:	$

A schedule of the individual Series 20007-B2 Loans to be made by the Series 2007-B2 Holders is attached herefo.  Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

Very truly yours,

By:
Name:
Title:

CC:                             Deutsche Bank Trust Company Americas

60 Wall Street

MS NYC 60-2606

New York, New York 10005
Attention: Trust & Securities Services - Structured Finance Services
Facsimile No.  (212) 553-2460

A-1

SCHEDULE TO SERIES 2007-B2 NOTE FUNDING REQUEST

Dated

Series 2007-A2 Holder	Individual Maximum Commitment	Amount of Series 2007-B2 Loan

A-2

SERIES 2007-B2 NOTE PURCHASE AND LOAN AGREEMENT

EXHIBIT B

FORM OF CONTROLLING TRUSTEE FUNDING DATE CERTIFICATE

Date:  [                                  ][  ], 20[   ]

The undersigned, a Controlling Trustee of Willis Engine Securitization Trust, a Delaware statutory trust (“WEST”), does hereby certify to Deutsche Bank Trust Company Americas, as Indenture Trustee under the Amended and Restated Indenture, dated as of December 13, 2007, as amended and supplemented, in satisfaction of one of the conditions for the making of Series 2007-B2 Loans under the Series 2007-B2 Note Purchase and Loan Agreement (the “Agreement”), dated as of December 13, 2007 among Willis Lease Finance Corporation, WEST, and the Series 2007-B2 Holders (as defined therein), on the date first set forth above (the “Funding Date”), as follows (capitalized terms used herein having the same meanings as in the Agreement):

(i)                  the representations and warranties of WEST contained in the Agreement are true and correct on and as of such Funding Date, as though made on and as of such date;

(ii)               WEST has performed all agreements contained in the Series 2007-B2 Related Documents to be performed on its part at or prior to such Funding Date;

(iii)            no Event of Default has occurred or is continuing, and no fact, condition or event exists or has occurred which would, upon the giving of notice or the passage of time or both, constitute an Event of Default, unless Holders representing one hundred percent (100%) of the Outstanding Principal Balance of the Series 2007-B2 Notes and Series 2007-A2 Notes have waived the occurrence of each and every Event of Default that has occurred or would occur;

(iv)           on such Funding Date, Series 2007-A2 Loans are also being made by the Series 2007-A2 Holders under the Series 2007-A2 Note Purchase Agreement in an amount that shall reduce the aggregate Maximum Commitments of the Series 2007-A2 Holders under the Series 2007-A2 Note Purchase Agreement proportionately to the reduction of the Maximum Commitments of the Series 2007-B2 Holders under this Agreement;

(v)              as of such Funding Date, no Conversion Event has occurred, unless Holders representing one hundred percent (100%) of the Outstanding Principal Balance of the Series 2007-B2 Notes and Series 2007-A2 Notes have waived the occurrence of each and every Conversion Event as provided in Section 2.03(g) of the Series 2007-B2 Supplement;

(vi)           before and after giving effect to the Series 2007-B2 Loans to be made on such Funding Date, no Early Amortization Event has occurred or would occur, unless

B-1

Holders representing one hundred percent (100%) of the Outstanding Principal Balance of the Series 2007-B2 Notes and Series 2007-A2 Notes have waived the occurrence of each and every Early Amortization Event that has occurred or would occur;

(vii)        before and after giving effect to the Series 2007-B2 Loans to be made on such Funding Date, no Servicer Termination Event has occurred or would occur, unless Holders representing one hundred percent (100%) of the Outstanding Principal Balance of the Series 2007-B2 Notes and Series 2007-A2 Notes have waived the occurrence of each and every Servicer Termination Event that has occurred or would occur;

(viii)     before and after giving effect to the Series 2007-B2 Loans to be made on such Funding Date, the aggregate Outstanding Principal Balance of the Series 2007-B2 Notes has not and will not exceed the aggregate Maximum Principal Balances of the Series 2007-B2 Notes or aggregate Maximum Commitments of the holders of the Series 2007-B2 Notes;

(ix)             before and after giving effect to the Series 2007-B2 Loans to be made on such Funding Date and the acquisition of any Additional Engine with the proceeds thereof on the Funding Date, no Junior Borrowing Base Deficiency exists or would exist;

(x)                before and after giving effect to the Series 2007-A2 Loans and Series 2007-B2 Loans to be made on such Funding Date and the acquisition of any Additional Engine with the proceeds thereof on the Funding Date, no Maximum Borrowing Base Deficiency exists or would exist; and

(xi)             no proceeding is pending which would prohibit the making of such Series 2007-B2 Loans on such Funding Date.

Executed as of the date first set forth above, by the undersigned, a Controlling Trustee of WEST.

Name:

Title: Controlling Trustee

B-2

SERIES 2007-B2 NOTE PURCHASE AND LOAN AGREEMENT

EXHIBIT C

FORM OF ADMINISTRATIVE AGENT

FUNDING DATE CERTIFICATE

Date:  [                              ][  ], 20[   ]

The undersigned, an officer of Willis Lease Finance Corporation, as Administrative Agent for Willis Engine Securitization Trust, a Delaware statutory trust (“WEST”), does hereby certify to Deutsche Bank Trust Company Americas, as Indenture Trustee under the Amended and Restated Indenture, dated as of December 13, 2007, as amended and supplemented, in satisfaction of one of the conditions for the making of Series 2007-B2 Loans under the Series 2007-B2 Note Purchase and Loan Agreement (the “Agreement”), dated as of December 13, 2007 among Willis Lease Finance Corporation, WEST, and the Series 2007-B2 Holders (as defined therein), on the date first set forth above (the “Funding Date”), as follows (capitalized terms used herein having the same meanings as in the Agreement):

(i)                                     the Outstanding Principal Balance under the Series A Notes (after giving effect to the proposed Series 2007-A2 Loans on such Funding Date) will not exceed the Senior Borrowing Base (calculated after giving effect to the acquisition of any Additional  Engines being acquired on such Funding Date),

(ii)                                  the Outstanding Principal Balance under the Series B Notes (after giving effect to the proposed Series 2007-B2 Loans on such Funding Date) will not exceed the Junior Borrowing Base and complies with the requirements therefor set forth in the Indenture and the Series 2007-B2 Supplement; and

(iii)                               if the proceeds of the Series 2007-B2 Loans are to be used to make a Collections Loan on a Payment Date, the Available Collections Amount for such Payment Date without the inclusion of the proceeds of such Collections Loan is in an amount sufficient to pay the Base Interest on all Series B Notes due and payable on such Payment Date in accordance with Section 3.14 of the Indenture.

Executed as of the date first set forth above, by the undersigned, an officer of the Administrative Agent.

Name:

Title:

C-1